Meeting the Needs of Patients with CLL and WM – Bexobrutideg Clinical Update from EHA European Hematological Association Investor Event June 12, 2025

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EHA 2025: Two Clinical Updates for Bexobrutideg 3 FRIDAY, JUNE 13 (18:30 - 19:30 CEST) Bexobrutideg (NX-5948), a novel Bruton’s tyrosine kinase (BTK) degrader, demonstrates rapid and durable clinical responses in relapsed refractory CLL: updated findings from an ongoing Phase 1a Study Presenting author: Talha Munir PF571 POSTER SESSION 1. Session title: Chronic lymphocytic leukemia and related disorders - Clinical SATURDAY, JUNE 14 (18:30 - 19:30 CEST) Bexobrutideg (NX-5948), a novel Bruton’s tyrosine kinase (BTK) degrader, shows high clinical activity and tolerable safety in an ongoing Phase 1a/b study in patients with Waldenström macroglobulinemia Presenting author: Dima El-Sharkawi PS1883 POSTER SESSION 2. Session title: Indolent and mantle-cell non-Hodgkin lymphoma - Clinical

Agenda 4 Dr. Talha Munir, MBChB, Ph.D. Consulting Hematologist, Leeds Teaching Hospitals, NHS Trust Bexobrutideg demonstrates rapid and durable clinical responses in relapsed/ refractory CLL: updated findings from an ongoing Phase 1a study Bexobrutideg (NX-5948) shows high clinical activity and tolerable safety in an ongoing phase 1a/b study in patients with Waldenström macroglobulinemia Q&A to follow Paula G. O’Connor, M.D. Chief Medical Officer, Nurix Therapeutics Bexobrutideg Program Updates and next steps Arthur T. Sands, M.D., Ph.D. Chief Executive Officer, Nurix Therapeutics Pipeline Review and 2H 2025 Milestones 01 02 03

Bexobrutideg (NX-5948), a Novel Bruton’s Tyrosine Kinase (BTK) Degrader, Demonstrates Rapid and Durable Clinical Responses in Relapsed/Refractory CLL: Updated Findings From an Ongoing Phase 1a Study 1Zulfa Omer, 2Alexey Danilov, 3Francesco Forconi, 4Nirav Shah, 5Graham P. Collins, 6Shuo Ma, 7Jane Robertson, 8Alvaro Alencar, 9Danielle Brander, 1John C. Byrd, 10Dima El-Sharkawi, 11Jeffery Smith, 12Allison Winter, 13Michal Kwiatek, 14Jonathon Cohen, 15Prioty Islam, 16Sarah Injac, 17Talha Munir 1University of Cincinnati, Cincinnati, OH, USA; 2City of Hope National Medical Center, Duarte, CA, USA; 3University Hospital Southampton NHS Trust, Southampton, UK; 4Medical College of Wisconsin, Milwaukee, WI, USA; 5Oxford Cancer and Haematology Centre, Churchill Hospital, Oxford, UK; 6Feinberg School of Medicine, Northwestern University, Chicago, IL, USA; 7The Christie Hospital and Manchester Cancer Research Centre, Division of Cancer Sciences, Manchester, UK; 8Sylvester Comprehensive Cancer Center, University of Miami Miller School of Medicine, Miami, FL, USA; 9Duke Cancer Institute, Durham, NC, USA; 10Royal Marsden NHS Foundation Trust, Sutton, UK; 11The Clatterbridge Cancer Centre, Liverpool, UK; 12Cleveland Clinic Foundation, Cleveland, OH, USA; 13AidPort Hospital, Skórzewo (Poznan), Poland; 14Emory Winship Cancer Institute, Atlanta, GA, USA; 15Memorial Sloan Kettering Cancer Center, New York, NY, USA; 16Nurix Therapeutics, Inc., San Francisco, CA, USA; 17St. James’s Hospital, Leeds, UK

Bexobrutideg (NX-**5948) – A Small Molecule BTK Degrader that Addresses** an Unmet Need in the CLL Treatment Landscape

Novel mechanism of action



BCR complex
B cell
DAG
P
PLCγ2
HCK
BTK
RAC
Scaffold
Bexobrutideg
DEGRADED BTK
SCAFFOLD DISRUPTION
Disruption of oncogenic signaling
Cancer cell death

- The current standard of care in CLL focuses on utilizing the inhibitors of two key signaling pathways: BTK and BCL2
- Unmet need still exists in the CLL treatment landscape:
  - Covalent and non-covalent BTKi resistance mutations are found in more than half of patients who progress on BTKi therapies[1,2]
  - Some mutations in BTK can maintain intact B-cell receptor signaling through a scaffolding function of BTK[3]
  - The number of BCL2i refractory and double (BTKi/BCL2i) refractory patients is growing[4]
- Novel BTK degrader bexobrutideg offers an additional treatment modality:
  - Can overcome treatment-emergent BTKi resistance mutations[5] and disrupt BTK scaffolding[3,5]

BCL2, B-cell lymphoma 2; BCL2i, BCL2 inhibitor; BTK, *Bruton's tyrosine kinase;* BTKi, BTK inhibitor; CLL, chronic lymphocytic leukemia

1. Noviski et al. 20th Biennial International Workshop on CLL, Boston, MA. Oct 6–9, 2023; 2. Molica et al. 66th ASH Annual Meeting, Dec 7–10, 2024; 3. Montoya et al. Science 2024;383; 4. Hayama and Riches. Onco Targets 2024;17; 5. Linton K, et al. Oral presentation at EHA Hybrid Congress; Jun 16, 2024

6

Phase 1a/b Trial in Adults with Relapsed/Refractory B-cell Malignancies

NX-5948-301: trial design (CLL cohorts)

Key eligibility criteria

- Age ≥18 years
- Relapsed/refractory disease
- ≥2 prior lines of therapy
- ECOG PS 0–1

Phase 1a dose escalation (fully enrolled)

CLL/SLL

- 600 mg QD
- 450 mg QD
- 300 mg QD
- 200 mg QD
- 100 mg QD
- 50 mg QD

Phase 1b dose expansion (fully enrolled)

- CLL/SLL 200 mg QD — Prior BTKi and BCL2i
- CLL/SLL 600 mg QD — Prior BTKi and BCL2i

Other CLL Phase 1b expansion cohorts

- Non-C481S BTK mutations, prior BTKI and BCL2i
- Prior non-covalent BTKi, no BCL2i
- TP53 or 17p deletion, 2L, prior BTKi, no BCL2i
- 2L+, prior BTKi, no BCL2i
- BTKi-naïve
- With wAIHA, prior BTKi
- With CNS involvement, prior BTKi

BCL2i, BCL2 inhibitor; BTKi, BTK inhibitor; CLL, chronic lymphocytic leukemia; ECOG PS, Eastern Cooperative Oncology Group performance status; QD, once daily; SLL, small lymphocytic lymphoma

Data cutoff: 12 Mar 2025

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Phase 1a CLL Patient Disposition and Demographics CLL, chronic lymphocytic leukemia; SLL, small lymphocytic lymphoma Patient disposition Patient demographics 8 Characteristics Patients (n=48) Median age, years (range) 68.5 (35–88) Sex, n (%) Male 32 (66.7) Ethnicity, n (%) Hispanic or Latino 3 (6.3) Race, n (%) Black or African American White Other 3 (6.3) 42 (87.5) 3 (6.3) Dosed (n=48) 50 mg: n=3 100 mg: n=5 200 mg: n=9 300 mg: n=8 450 mg: n=7 600 mg: n=16 CLL/SLL dose escalation (n=48) On treatment (n=32) Discontinued treatment (n=16) Radiographic progression: n=7 Clinical progression: n=3 Death: n=2 Adverse event: n=1 Physician decision: n=1 Prohibited medication/procedure: n=1 Patient withdrew consent: n=1 Data cutoff: 12 Mar 2025

Baseline disease characteristics: Phase 1a Patient Population with Unmet Medical Need: Multiple Prior Lines of Therapy and High Prevalence of Baseline Mutations 9 Characteristics Patients with CLL/SLL (n=48) ECOG PS, n (%) 0 1 19 (39.6) 29 (60.4) CNS involvement, n (%) 5 (10.4) Median prior lines of therapy (range) 4.0 (2–12) Previous treatmentsa, n (%) BTKi cBTKi ncBTKib BCL2i BTKi and BCL2i CAR-T therapy Bispecific antibody PI3Ki Chemo/chemo-immunotherapies (CIT) 47 (97.9) 47 (97.9) 13 (27.1) 40 (83.3) 39 (81.3) 3 (6.3) 3 (6.3) 14 (29.2) 35 (72.9) Mutation statusc, n (%) BTK TP53 PLCG2 BCL2 (n=47) 18 (38.3) 21 (44.7) 7 (14.9) 6 (12.8) Data cutoff: 12 Mar 2025aPatients could have received multiple prior treatments; bAll patients who received ncBTKi have also previously received cBTKi; cMutations presented here were centrally sequenced BCL2, B-cell lymphoma 2; BCL2i, BCL2 inhibitor; BTK, Bruton’s tyrosine kinase; BTKi, BTK inhibitor; cBTKi, covalent BTKi; CAR-T, chimeric antigen receptor T-cell; CLL, chronic lymphocytic leukemia; CNS, central nervous system; ECOG PS, Eastern Cooperative Oncology Group (ECOG) performance status; ncBTKi, non-covalent BTKi; PI3Ki, phosphoinositide 3-kinase inhibitor; PLCG2, phospholipase C gamma 2; SLL, small lymphocytic lymphoma

Bexobrutideg Safety Profile: Well Tolerated in Patients with Relapsed/Refractory CLL

TEAEs in ≥10% of patients or Grade ≥3 TEAEs or SAEs in >1 patient: Phase 1a

TEAEs, n (%)	Patients with CLL/SLL (n=48)		
	Any grade	**Grade ≥3**	SAEs
Purpura/contusion[a]	22 (45.8)	–	–
Diarrhea	15 (31.3)	2 (4.2)	–
Fatigue[b]	15 (31.3)	–	–
Neutropenia[c]	14 (29.2)	11 (22.9)	–
Rash[d]	13 (27.1)	1 (2.1)	1 (2.1)
Petechiae	12 (25.0)	–	–
Headache	12 (25.0)	–	–
Thrombocytopenia[e]	11 (22.9)	1 (2.1)	–
Anemia	9 (18.8)	2 (4.2)	–
COVID-19[f]	9 (18.8)	–	–
Peripheral edema	9 (18.8)	–	–
Cough	8 (16.7)	–	–
Lower respiratory tract infection	7 (14.6)	1 (2.1)	1 (2.1)
Nausea	7 (14.6)	–	–
Pneumonia[g]	6 (12.5)	2 (4.2)	2 (4.2)
Arthralgia	6 (12.5)	–	–
Upper respiratory tract infection	5 (10.4)	–	–
Vomiting	5 (10.4)	1 (2.1)	–
Respiratory syncytial virus infection	2 (4.2)	1 (2.1)	2 (4.2)

[a]Purpura/contusion includes episodes of purpura or contusion; [b]Fatigue was transient; [c]Aggregate *of 'neutrophil count decreased' or 'neutropenia'*; [d]Aggregate *of 'rash' and 'rash maculopapular' and 'rash pustular'*; [e]Aggregate *of 'thrombocytopenia' and 'platelet count decreased'*; [f]Aggregate of 'COVID-19' and 'COVID-*19 pneumonia'*; [g]Aggregate *of 'pneumonia' and 'pneumonia klebsiella'*

CLL, chronic lymphocytic leukemia; SAE, serious adverse event; SLL, small lymphocytic lymphoma; TEAE, treatment-emergent AE

Data cutoff: 12 Mar 2025

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CLL, chronic lymphocytic leukemia; CR, complete response; iwCLL, International Workshop on CLL; ORR, objective response rate; PD, progressive disease; PR, partial response; PR-L, partial response with rebound lymphocytosis; SD, stable disease Bexobrutideg overall response assessment: Phase 1a Clinically Meaningful Objective Responses (PR + CR) in Relapsed/Refractory CLL aPatients who were treated with bexobrutideg having ≥1 post-baseline disease assessment or documented clinical PD bObjective response rate was evaluated using iwCLL criteria and included CR + PR + PR-L cKaplan-Meier estimate; dObserved values 11 CLL response-evaluable patientsa Response analysis (n=47) Objective response rate (ORR),b % (95% CI) 80.9 (66.7–90.9) Best response, n (%) CR 1 (2.1) PR 37 (78.7) PR-L 0 (0.0) SD 7 (14.9) PD 2 (4.3) Median follow-up, monthsc (range)d 9.0 (1.6–26.1) Data cutoff: 12 Mar 2025

Broad Activity Independent of Baseline Mutational Profile



Reduction in lymph node size
% change from baseline in SPD of target lesion(s)
60
40
20
0
-20
-40
-60
-80
-100
*
Patients with CNS involvement at baseline
Dashed line indicates iwCLL response criteria threshold (50%)
Data not available
Multiple
Single
Wild-type
BTKi resistance mutations
BTK
PLCG2
Poor-prognosis mutations
TP53
SF3B1
ATM
NOTCH1

**Patient with Richter's transformation to Hodgkin's on biopsy*

Note: patients without identified target lesion(s) at baseline are evaluated as disease-evaluable per iwCLL criteria, although they may not be represented in the waterfall plot

ATM, Ataxia-telangiectasia mutated; BTK, *Bruton's tyrosine kinase;* BTKi, BTK inhibitor; CLL, chronic lymphocytic leukemia; CNS, central nervous system; iwCLL, International Workshop on CLL; NOTCH1, neurologic locus notch homolog protein 1; PLCG2, phospholipase C gamma 2; SPD, sum of products diameters

Data cutoff: 12 Mar 2025

12

Bexobrutideg Demonstrates Durable Response in Patients with Relapsed/Refractory CLL (n=48) BCL2i, BCL2 inhibitor; BTKi, BTK inhibitor; cBTKi, covalent BTKi; CI, confidence interval; CIT, chemo/chemo-immunotherapies; CR, complete response; ncBTKi, non-covalent BTKi; NE, not evaluable; NR, not reached; PD, progressive disease; PR, partial response; PR-L, PR with rebound lymphocytosis; SD, stable disease 13 CIT cBTKi BCL2i ncBTKi Data cutoff: 12 Mar 2025*Patient with Richter’s transformation to Hodgkin's on biopsy; ǂKaplan-Meier estimate Patients with duration of treatment >12 months, n 18 Patients dose escalated during treatment, n 21 Median time to first response, months (range) 1.9 (1.6–11.1) Median duration of response, months (95% CI)ǂ NR (10.6 – NR)

Rapid and Sustained Decrease in Lymph Node Size in Patients Treated with Bexobrutideg

Percent change from baseline in sum of product diameters in patients with CLL



Lymph node shrinkage
% change from baseline in SPD of target lesion(s)
100
80
60
40
20
0
-20
-40
-60
-80
-100
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
Months
Response
CR
PR
PR-L
SD
PD
NE
Assigned dose (mg)
50
100
200
300
450
600

CR, complete response; NE, not evaluable; PD, progressive disease; PR, partial response; PR-L, PR with rebound lymphocytosis; SD, stable disease; SPD, sum of products diameters

Data cutoff: 12 Mar 2025

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Conclusions • Bexobrutideg (NX-5948) is a novel small molecule that degrades well-validated CLL target BTK by utilizing the ubiquitin-proteasome pathway. • In the fully enrolled Phase 1a CLL portion of the NX-5948-301 study, as of the 12 March 2025 data cut: – Median follow-up was 9.0 months, and most patients were still on treatment. – Bexobrutideg was well tolerated, consistent with the overall study population and previous disclosures. – Bexobrutideg showed clinical activity in a population of heavily pretreated patients with advanced CLL: • Patients had a median of four prior lines of therapy including, among others, prior cBTKi, ncBTKi, and BCL2i treatment. • A high number of patients had BTK, PLCG2, and BCL2 mutations, high-risk molecular features and CNS involvement. – Robust and deepening responses were observed with high ORR (80.9%), including one CR: • Responses were rapid with a median time to first response of 1.87 months. • Multiple conversions were observed from SD to PR, and one conversion from PR to CR. • Of 18 patients treated for more than 12 months, 17 remain on study. One patient is approaching 2.5 years on treatment. 15 Phase 1b dose-expansion cohort enrollment is complete; enrollment is ongoing in additional Phase 1b sub-population cohorts and pivotal trial(s) initiation is planned later in 2025

Bexobrutideg (NX-5948), a Novel Bruton’s Tyrosine Kinase Degrader, Shows High Clinical Activity and Tolerable Safety in an Ongoing Phase 1a/b Study in Patients with Waldenström Macroglobulinemia 1Dima El-Sharkawi, 2David Lewis, 3Astrid Pulles, 4Zulfa Omer, 5Talha Munir, 6Graham P. Collins, 7Kim Linton, 8Alvaro Alencar, 9,10Mary Gleeson, 11Pam McKay, 12Scott Huntington, 13Sarah Injac, 14Nirav N. Shah 1Royal Marsden NHS Foundation Trust, Sutton, UK; 2Derriford Hospital, Plymouth, UK; 3UMC Utrecht Cancer Center, University Medical Center Utrecht, The Netherlands, on behalf of the Lunenburg Lymphoma Phase I/II Consortium – HOVON /LLPC; 4University of Cincinnati, Cincinnati, OH, USA; 5St. James’s Hospital, Leeds, UK; 6Oxford Cancer and Haematology Centre, Churchill Hospital, Oxford, UK; 7University of Manchester, Manchester, UK; 8Sylvester Comprehensive Cancer Center, University of Miami Miller School of Medicine, Miami, FL, USA; 9Guy’s and St Thomas’ NHS Foundation Trust, London, UK; 10Sarah Cannon Research Institute, London, UK; 11Beatson West of Scotland Cancer Centre, Glasgow, Scotland; 12Yale School of Medicine, New Haven, CT, USA; 13Nurix Therapeutics, Inc., San Francisco, CA, USA; 14Medical College of Wisconsin, Milwaukee, WI, USA

NX-5948-301 trial design (focus on select NHL cohorts) Phase 1a/b Trial in Adults with Relapsed/Refractory B-cell Malignancies 17 Phase 1a dose escalation (fully enrolled) Ongoing CLL Phase 1b expansion cohorts (fully enrolled) 50 mg QD 100 mg QD 200 mg QD 300 mg QD 450 mg QD 600 mg QDNHL/WM CLL/SLL 50 mg QD 100 mg QD 200 mg QD 300 mg QD 450 mg QD 600 mg QD CLL/SLL (200 mg) Prior BTKi and BCL2i CLL/SLL (600 mg) Prior BTKi and BCL2i Randomized Fast Track Designation WM Waldenström macroglobulinemia MZL Marginal zone lymphoma FL Follicular lymphoma Ongoing iNHL/WM Phase 1b expansion cohorts Fast Track Designation BCL2i, BCL-2 inhibitors; BTKi, BTK inhibitors; CLL, chronic lymphocytic leukemia; iNHL, indolent non-Hodgkins lymphoma; SLL, small lymphocytic lymphoma

Baseline demographics/disease characteristics Elderly Population with Multiple Prior Lines of Targeted Therapies 18 aPatients could have received multiple prior treatments; bMutation status was gathered from historic patient records BTKi, Bruton’s tyrosine kinase inhibitor; BCL2i, B-cell lymphoma 2 inhibitor; CNS, central nervous system; ECOG PS, Eastern Cooperative Oncology Group (ECOG) performance status; ncBTKi, non-covalent BTKi; PI3Ki, PI3 kinase inhibitor; WM, Waldenström macroglobulinemia Data cutoff: 12 Mar 2025 Characteristics Patients with WM (n=22) Median age, years (range) 72.5 (58–86) Male, n (%) 18 (81.8) ECOG PS, n (%) 0 1 8 (36.4) 14 (63.6) CNS involvement, n (%) 2 (9.1) Median prior lines of therapy (range) 3 (2–5) Previous treatmentsa, n (%) BTKi ncBTKi BCL2i BTKi and BCL2i Chemo/chemo-immunotherapies (CIT) 22 (100.0) 4 (18.2) 1 (4.5) 1 (4.5) 21 (95.5) Mutation statusb, n (%) MYD88 CXCR4 15 (68.2) 5 (22.7)

Favorable Safety Profile in Patients with WM: No New Safety Signals

TEAEs in ≥10% of overall population or grade ≥3 TEAEs in ≥1 patient or any SAEs

TEAEs, n (%)	Patients with WM (n=22)		
	Any grade	**Grade ≥3**	SAEs
Petechiae	6 (27.3)	–	–
Diarrhea	5 (22.7)	–	–
Purpura/contusion[a]	4 (18.2)	–	–
Neutropenia[b]	4 (18.2)	1 (4.5)	–
Thrombocytopenia[c]	4 (18.2)	1 (4.5)	–
Upper respiratory tract infection	4 (18.2)	–	–
Anemia	3 (13.6)	2 (9.1)	–
Headache	3 (13.6)	–	–
Rash[d]	3 (13.6)	–	–
COVID-19[e]	3 (13.6)	–	–
Fall	3 (13.6)	1 (4.5)	1 (4.5)
Lower respiratory tract infection	2 (9.1)	1 (4.5)	–
Arthralgia	2 (9.1)	–	–
Cough	2 (9.1)	–	–
Peripheral edema	2 (9.1)	–	–
Pneumonia[f]	2 (9.1)	–	–
Influenza	1 (4.5)	1 (4.5)	1 (4.5)
Influenzal pneumonia	1 (4.5)	1 (4.5)	1 (4.5)
Sepsis	1 (4.5)	1 (4.5)	1 (4.5)
Hypertension	1 (4.5)	1 (4.5)	–
Subdural hematoma[g]	1 (4.5)	–	1 (4.5)
Fatigue[h]	1 (4.5)	–	–

[a]Purpura/contusion includes episodes of purpura or contusion ; [b]Aggregate *of 'neutrophil count decreased' or 'neutropenia'*; [c]Aggregate *of 'thrombocytopenia' and 'platelet count decreased'*; [d]Aggregate *of 'rash' and 'rash maculopapular' and 'rash pustular'*; [e]Aggregate of 'COVID-19' and 'COVID-19 *pneumonia'*; [f]Aggregate *of 'pneumonia' and 'pneumonia klebsiella'*; [g]Grade 1 AE in a patient on concurrent anti-coagulation; [h]Fatigue was transient

SAE, serious adverse event; TEAE, treatment-emergent adverse event; WM, Waldenström macroglobulinemia

Data cutoff: 12 Mar 2025

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High Overall Response Rate in Patients with Relapsed/Refractory WM MR minor response; ORR, objective response rate; PD, progressive disease; PR, partial response; SD, stable disease; VGPR, very good partial response WM, Waldenström macroglobulinemia WM response-evaluable patients Primary response analysisb ≥1 response assessment(s) at 8 weeks (n=19) Objective response rate (ORR),a % 84.2 Best response, n (%) CR 0 (0.0) VGPR 2 (10.5) PR 11 (57.9) MR 3 (15.8) SD 3 (15.8) PD 0 (0.0) Median follow-up, monthsc (range)d 3.7 (1.9–18.9) aObjective response rate includes CR + PR + MR; bPatients who progressed prior to their first response assessment and patients who discontinued for any reason after their first response assessment are included in the denominators; cKaplan-Meier estimate; dObserved values 20 Data cutoff: 12 Mar 2025 Bexobrutideg overall response assessment in patient with WM: Phase 1a/1b

Durable and Deepening Responses in Patients with WM (n=22) 21 *Ineligible, identified post 1st dose; #Transformed to DLBCL; ǂBased on Kaplan-Meier estimate BCL2i, BCL2 inhibitor; BTKi, BTK inhibitor; cBTKi, covalent BTKi; CI, confidence interval; CR, complete response; ncBTKi, non-covalent BTKi; Pirto, Pirtobrutinib; NR, not reached; VGPR, very good partial response; PR, partial response; SD, stable disease; PD, progressive disease; WM, Waldenström macroglobulinemia Data cutoff: 12 Mar 2025 Select prior therapies Select mutationsa BTKi BCL2i Pirto CXCR4 MYD88 aMutation data taken from patients’ medical histories Patients dose escalated during treatment, n 5 Median duration of response, months (95% CI)ǂ NR (2.89 – NR)

Steady Decrease in IgM Levels in Patients Treated with Bexobrutideg 22 Percent change in IgM levels from baseline in patients with WM #Transformed to Diffuse large B cell lymphoma (DLBCL) Response criteria used: Owen RG, Kyle RA, Stone MJ, et al. VIth International Workshop on Waldenström macroglobulinaemia. Response assessment in Waldenström macroglobulinaemia: update from the VIth International Workshop. Br J Haematol 2013;160:171–6 Data cutoff: 12 Mar 2025

• Bexobrutideg is a novel small molecule BTK degrader that can overcome treatment-emergent BTKi resistance mutations and disrupt BTK scaffolding. • In the ongoing WM portion of the phase 1 NX-5948-301 study, as of the 12 March 2025 data cut: – Median follow-up was 3.7 months, and most patients were still on treatment. – In 22 patients with WM, bexobrutideg was well tolerated, consistent with the overall study population and previous disclosures: • AEs were predominantly low grade; most common AEs were petechiae, diarrhea, purpura/contusion, neutropenia, and thrombocytopenia. No atrial fibrillation was observed. • No DLTs were noted; two TEAEs led to drug discontinuation. There were no Grade 5 AEs. – In 19 disease-evaluable patients, durable and deepening responses were observed in a heavily pre-treated (3 median lines of treatment) population of patients with WM, including those with CNS involvement and mutations in MYD88 and CXCR4: • High ORR of 84.2% was observed, with 2 responses deepening to VGPR with longer duration on treatment. • Steady reduction in IgM levels occurred in most patients starting from the first IgM assessment (4 weeks), which continued to deepen at 8 weeks and beyond. Three patients had a 90%+ reduction in IgM levels. • Median duration of response was not reached. Conclusions 23

Paula G. O’Connor, M.D. Chief Medical Officer, Nurix Therapeutics Advancing Toward Registration: Bexobrutideg Clinical Strategy

A New Way to Target BTK: Catalytic and Complete 25 BTKd: A New Way to Disrupt the BCR Pathway Bexobrutideg: Designed for Superior Characteristics Broad Coverage of Resistance Mutations Efficacy, Safety Benefits in our Ph1a/b Significant unmet need for patients with high-risk molecular features, those in the relapsed/refractory setting, and patients with CNS involvement — with a clear opportunity to drive deeper, more durable responses in earlier lines Removes the totality of the BTK protein functions Acts catalytically - inducing degradation of multiple target proteins Reduced resistance via cooperative binding and event- driven action Exhibits exquisite selectivity Superior potency against WT BTK vs other BTKd with high efficiency Broadest coverage of BTK resistance mutations Only degrader with demonstrated clinical CNS activity and BBB penetration Active across common BTK resistance mutations (e.g., C481S, T474I) High degradation efficiency in diverse B-cell malignancy models Rapid (median 1.9 months), deep (ORR 80%), and durable responses in heavily pre- treated, high-risk patients Well tolerated, suited for monotherapy and in combination BBB, blood brain barrier; BTK, Bruton’s tyrosine kinase; BTKd, BTK degrader; WT, Wild Type;

Enabling accelerated pathways: Fast Track and PRIME Advancing Bexobrutideg Globally 26 CLL WM • U.S. Fast Track Designation from the FDA in January 2024 • Type B End of Phase 1 meeting held with the FDA, key takeaways: • Reviewed dose levels of 200 mg QD and 600 mg QD in the context of Project Optimus • Feedback on principles of pivotal trial designs including Fast Track population and considerations for randomized controlled trials • EU PRIME designation from EMA in November 2024 • USAN named NX-5948 as bexobrutideg—an entirely new stem (INN pending) • U.S. Fast Track Designation from the FDA in December 2024 • U.S. Orphan Drug Designation from the FDA in March 2025

Initial opportunity in R/R CLL as monotherapy Bexobrutideg Poised to Shape the Future Standard of Care in CLL 27 cBTKi Bexobrutideg 1L CLL R/R CLL 1 Potential expansion opportunities as combo with BCL-2i 2 BexobrutidegcBTKi + BCL-2i 1L CLL R/R CLL cBTKi +/- BCL-2i Bexobrutideg + BCL-2i Bexobrutideg + BCL-2i cBTKi, covalent BTK inhibitor; BCL-2i, BCL2 inhibitor

• Designed to displace BTK inhibitors by degrading both wild-type and mutant BTK, overcoming resistance mechanisms, and addressing scaffolding functions of BTK • Clear demonstration of clinical activity in difficult to treat CLL population • Completed enrollment of Phase 1b dose optimization cohorts with post-BTKi/post-BCL2i CLL patients randomized between 200mg QD and 600mg QD • Expanding Phase 1b to include patients with high- risk genetic profiles; 2L+ disease with prior BTKi but no BCL2i; BTKi-naïve; wAIHA; and prior BTKi with CNS involvement Positioned to lead a new class of therapeutics in CLL— with best-in-class ambition Nurix Is Advancing Bexobrutideg in CLL with First Pivotal Study To Be Initiated in 2025 28 Advancing toward pivotal trials with a streamlined clinical development plan to cover all lines of therapy Path for potential accelerated approval 1. Single-arm monotherapy trial in post-BTKi/post- BCL2i patients (Fast Track population) Confirmatory study in 2L+ 2. Randomized head-to-head trial vs. comparator(s)* in the post-cBTKi, 2L+ population Potential expansion to 1L+ 3. NX-5948 in combination with BCL2i head-to-head vs. standard of care* *All plans subject to change based on regulatory feedback including definition of control arms of all studies

Arthur T. Sands, M.D., Ph.D. Chief Executive Officer, Nurix Therapeutics Bexobrutideg and Beyond: Building the Next Generation of TPD Therapies

Nurix Is Advancing a Pipeline of Proprietary and Partnered Programs in Oncology and Inflammation & Immunology 30 Program Target Modality Therapeutic area Discovery IND-Enabling Phase 1A Phase 1B/2 Bexobrutideg (NX-5948) BTK Degrader B-cell malignancies Zelebrudomide (NX-2127) BTK-IKZF Degrader B-cell malignancies NX-1607 CBL-B Inhibitor of degradation Immuno-oncology BRAF degrader Pan-mutant BRAF Degrader Solid tumors Multiple Undisclosed Degrader Undisclosed Multiple Undisclosed Degrader Undisclosed Undisclosed Undisclosed Degrader Undisclosed Multiple Undisclosed DAC Undisclosed Program Target Modality Therapeutic area Discovery IND-Enabling Phase 1A Phase 1B/2 Bexobrutideg (NX-5948) BTK Degrader Autoimmune cytopenia in CLL patients NX-0479 / GS-6791 IRAK4 Degrader Rheumatoid arthritis and other inflammatory diseases NX-3911 STAT6 Degrader Type 2 inflammatory diseases Undisclosed Undisclosed Degrader Inflammation / autoimmune Multiple Undisclosed DAC Inflammation / autoimmune O n c o lo g y In fl a m m a ti o n & I m m u n o lo g y

Bexobrutideg Has the Potential To Gain a Significant Portion of a Large and Growing CLL Market


>$9B
Worldwide sales for BTKis in CLL[1]
(US represents ~60-70%)[2]
Total BTKi sales were $10.6B
2024
>$15B
Projected worldwide sales for BTK-targeting agents in CLL[2]
2028

CLL market growth expected from:

1. New BTK-targeting agents
2. Increasing combination treatments
3. Improved efficacy outcomes, resulting in longer treatment duration

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1. Current sales for BTKis from 2024 product revenues reported by current BTKi manufacturers
2. *Projected sales for BTKis from 2028 sales for major markets (US, EU4, UK, Japan) from Clarivate Decision Resources Group's Disease* Landscape & Forecast Report (2025)

NURIX

Bexobrutideg Is Well-Positioned to Drive Significant Patient and Commercial Value in CLL Market Based on our Initial CDP

CLL Market
(Major Markets including US)

~30K patients initiating 1st line[1]

~16K patients initiating 2nd line[1]

~10K patients initiating 3rd line or later[1]

Most patients have seen a cBTKi through 2L

Estimated Annual BTKi sales 2024 → 2028[2]

~$6B → >$9B

~$2B → >$5B

~$1B → >$2.5B

Planned Bexobrutideg Studies

Ph 3 monotherapy – Post-cBTKi vs. SoC

Ph 2 monotherapy – single arm study post BTKi, BCL-2

Potential for Combination with BCL-2

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1.Total number of patients in major markets (US, EU4, UK, Japan) BTKis from Clarivate Decision Resources Group's Disease Landscape & Forecast Report (2025)
2. BTKi Sales by Line of treatment for major markets (US, EU4, UK, Japan) from Clarivate Decision Resources Group's Disease Landscape & Forecast Report (2025)

NURIX

Targeted Protein Degradation Represents a Whole New Category of Drugs with Major Market Potential 33 Evolution of new therapeutic modalities Antibodies Small Molecule Inhibitors Nucleic Acid-Based Therapies: Antisense, RNAi Gene Therapy, CRISPR Targeted Protein Degradation Drugs Bexobrutideg: the first “Deg”

Questions 34